UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 28, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

75 High Street
Singapore		149735
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6595 6637

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 28, 2011, Intelligent Communication Enterprise Corporation (“ICE”) entered into an agreement to purchase all of the issued and outstanding shares of Global Integrated Media Ltd, a company incorporated in Hong Kong, from Clarita Ablazo Jeffery.  Mrs. Jeffrey is the wife of ICE’s CEO, Victor Jeffery.  Under the terms of the agreement, ICE agreed to pay Mrs. Jeffery the purchase price of $1.9 million in its common stock, using the average closing price of its common stock over the previous 90 calendar days.  The purchase price was determined using a multiple of approximately 1.63 times estimated 2011 revenues, which ICE believes is below the average industry revenue multiple for similar acquisitions in Singapore.

Global Integrated Media provides media representation, contract publishing, and brand consulting to more than 40 companies throughout Asia.

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 30, 2011, ICE closed the purchase of Global Integrated Media.  Using the formula set forth in the agreement, ICE will be issuing 61,471,814 shares of its common stock to Mrs. Jeffery.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

On November 30, 2011, ICE agreed to issue 61,471,814 shares of its common stock to Clarita Ablazo Jeffery as payment for the acquisition of Global Integrated Media.  See Items 1.01 and 2.01 above.

No general solicitation was used in connection with this transaction and the terms of the agreement were negotiated directly with ICE’s executive officers.  The recipient of the common stock represented in writing that she is not a resident of the United States, acknowledged that the securities constituted restricted securities, and consented to a restrictive legend on the certificates to be issued.  These securities were issued in reliance on Regulation S.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.  Pursuant to the requirements of Item 2.01 of Form 8-K, ICE will file any required audited financial statements for the business acquired in an amendment to this report on or before February 10, 2012.

(b)           Pro Forma Information.  See subparagraph (a) above.

(c)           Shell Company Transactions.  Not applicable.

(d)           The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10	Material Contracts
10.31	Sale and Purchase Agreement between Clarita Ablazo Jeffery and Intelligent Communication Enterprise Corporation	Attached
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[Missing Graphic Reference] INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: December 12, 2011	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer